UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WORKHORSE GROUP INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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 Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  T00403-P54182  Your Vote Counts!  WORKHORSE GROUP INC. 48443 ALPHA DRIVE  SUITE 190  WIXOM, MICHIGAN 48393  WORKHORSE GROUP INC.  2026 Annual Meeting  Vote by June 28, 2026  11:59 PM ET  You invested in WORKHORSE GROUP INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 29, 2026.  Get informed before you vote  View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by  requesting prior to June 15, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  *Please check the meeting materials for any special requirements for meeting attendance.  Vote Virtually at the Meeting*  June 29, 2026  9:00 a.m., Eastern Time  Virtually at: www.virtualshareholdermeeting.com/WKHS2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  For  Nominees:  1a. Matthew O’Leary  1b. Scott Griffith  For  1c. Pamela S. Mader  For  1d. Raymond J. Chess  For  1e. Alan S. Henricks  For  1f. Paul Savoie  For  1g. Desi Ujkashevic  For  2. Proposal to approve, on an advisory basis, the compensation of our named executive officers.  For  3. Proposal to ratify the appointment of Carr, Riggs & Ingram, L.L.C. as the Company’s independent auditors for the fiscal year ending December 31, 2026.  For  4. Approve the Amended and Restated Workhorse Group 2023 Long-Term Incentive Plan.  For  5. Proposal to act on such other matters as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  T00404-P54182